UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 3, 2017

IHEARTMEDIA CAPITAL I, LLC

(Exact name of registrant as specified in its charter)

Delaware	333-158279-36	27-0263715
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 East Basse Road, Suite 100

San Antonio, Texas 78209

(Address of principal executive offices)

Registrant’s telephone number, including area code: (210) 822-2828

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02 Results of Operations and Financial Condition

On August 3, 2017 iHeartMedia, Inc., our indirect parent, and Clear Channel Outdoor Holdings, Inc., our indirect subsidiary, issued press releases announcing their financial results for the quarter ended June 30, 2017. Copies of the press releases are furnished herewith as Exhibits 99.1 and 99.2, and are incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information in this report, including Exhibits 99.1 and 99.2, shall not be deemed “filed” for the purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall such information, including Exhibits 99.1 and 99.2, be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description

99.1	Press Release issued by iHeartMedia, Inc. on August 3, 2017 (incorporated by reference to Exhibit 99.1 to iHeartMedia, Inc.’s Current Report on Form 8-K filed on August 3, 2017)

99.2	Press Release issued by Clear Channel Outdoor Holdings, Inc. on August 3, 2017 (incorporated by reference to Exhibit 99.1 to Clear Channel Outdoor Holdings, Inc.’s Current Report on Form 8-K filed on August 3, 2017)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IHEARTMEDIA CAPITAL I, LLC

Date: August 3, 2017	By:	/s/ Scott D. Hamilton
Scott D. Hamilton
Senior Vice President, Chief Accounting Officer and Assistant Secretary

Exhibit Index

Exhibit No.	Description

99.1	Press Release issued by iHeartMedia, Inc. on August 3, 2017 (incorporated by reference to Exhibit 99.1 to iHeartMedia, Inc.’s Current Report on Form 8-K filed on August 3, 2017)

99.2	Press Release issued by Clear Channel Outdoor Holdings, Inc. on August 3, 2017 (incorporated by reference to Exhibit 99.1 to Clear Channel Outdoor Holdings, Inc.’s Current Report on Form 8-K filed on August 3, 2017)